UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2004

ROCHESTER MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-18933	41-1613227

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Rochester Medical Drive, Stewartville, MN 55976

(Address of principal executive offices)

Registrant’s telephone number, including area code: (507) 533-9600

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release, dated April 22, 2004, issued by Rochester Medical Corporation

Item 12. Results of Operations and Financial Condition.

     On April 22, 2004, Rochester Medical, Inc. issued a press release relating to second quarter financial results for the quarter ending March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 22, 2004

ROCHESTER MEDICAL CORPORATION
By:	/s/ David A. Jonas
David A. Jonas
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 22, 2004, issued by Rochester Medical Corporation